EXHIBIT 99.1
                                 ------------

              Computational Materials filed on November 30, 2005.

                                                                  Exhibit 99.1


                  The following is a Preliminary Term Sheet.
               All terms and statements are subject to change.

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                            PRELIMINARY TERM SHEET
------------------------------------------------------------------------------

                                INDX 2005-AR31

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                                $[980,148,000]
                                (Approximate)

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                          INDX Series 2005-AR31 Trust

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                               IndyMac MBS, Inc.
                                  (Depositor)

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                                 Deutsche Bank [GRAPHIC OMITTED]
                                  Underwriter

                               November 14, 2005











This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), and is intended for use by the addressee only. Prospective investors are advised to read carefully the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and is urged to fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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INDX Series 2005-AR31
                                               Deutsche Bank [GRAPHIC OMITTED]
------------------------------------------------------------------------------


Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuer or its affiliates. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website. Once available, the base prospectus and prospectus supplement may be obtained without charge by contacting the Deutsche Bank's trading desk at (212) 250-2669. This communication does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this communication, regarding the assets, is preliminary and is subject to completion or change. The information in this communication, regarding that assets, supersedes information, regarding the assets, contained in any prior similar communication relating to these securities. This communication is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement (collectively, the "Prospectus") for this transaction. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.



The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by IndyMac Bank F.S.B. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.



An investor or potential investor in the securities (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity.



THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN DBSI). DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.







This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), and is intended for use by the addressee only. Prospective investors are advised to read carefully the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and is urged to fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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INDX Series 2005-AR31
                                               Deutsche Bank [GRAPHIC OMITTED]
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

                                          PRELIMINARY TERM SHEET DATED: November 14, 2005
                                                       INDX Series 2005-AR31
                                                   $[934,464,000] (Approximate)
                                                       Subject to a variance
                                          All Terms and Conditions are subject to change

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                                                      Structure Overview(1)
----------------------------------------------------------------------------------------------------------------------------------
                                                              WAL (yrs)   Principal Window                          Expected
                     Approximate                             to Pricing     at Pricing          Pass-Through         Ratings
     Class            Size ($)                Type            Speed(9)       Speed(9)               Rate          (Two of Three)
                                                       Offered Certificates
    1-A-1             [87,838,000]      Super Senior WAC       [1.95]      [12/05-11/08]       Group 1 WAC(2)      [Aaa / AAA]
    1-A-2              [9,760,000]      Senior Mezz WAC        [1.95]      [12/05-11/08]       Group 1 WAC(2)      [Aaa / AAA]
    2-A-1            [241,119,000]      Super Senior WAC       [2.55]      [12/05-11/10]       Group 2 WAC(3)      [Aaa / AAA]
    2-A-2              [9,859,000]      Senior Mezz WAC        [2.55]      [12/05-11/10]       Group 2 WAC(3)        [NR/AAA]
    3-A-1            [147,764,000]      Super Senior WAC       [2.55]      [12/05-11/10]       Group 3 WAC(4)      [Aaa / AAA]
    3-A-2             [16,418,000]      Senior Mezz WAC        [2.55]      [12/05-11/10]       Group 3 WAC(4)      [Aaa / AAA]
    4-A-1             [96,709,000]      Super Senior WAC       [2.55]      [12/05-11/10]       Group 4 WAC(5)      [Aaa / AAA]
    4-A-2             [10,745,000]      Senior Mezz WAC        [2.55]      [12/05-11/10]       Group 4 WAC(5)      [Aaa / AAA]
    5-A-1            [282,827,000]    Super Senior Floater     [2.97]      [12/05-11/13]      LIBOR + [___](6)     [Aaa / AAA]
    5-A-2             [31,425,000]    Senior Mezz Floater      [2.97]      [12/05-11/13]      LIBOR + [___](6)     [Aaa / AAA]
     A-X            Notional(7)        Senior Inverse IO          -              -              Variable(7))       [Aaa / AAA]
     B-1              [21,644,000]     Subordinate Floater     [5.37]      [12/05-10/13]      LIBOR + [___](6)     [Aa2 / AA]
     B-2              [15,262,000]     Subordinate Floater     [5.37]      [12/05-10/13]      LIBOR + [___](6)      [A2 / A]
     B-3               [8,778,000]     Subordinate Floater     [5.37]      [12/05-10/13]      LIBOR + [___](6)    [Baa2 / BBB]
    Total           $[980,148,000]
   Offered
                                                    Non-Offered Certificates(10)
     B-4               [8,279,000]       Subordinate WAC          -              -               [WAC (8)]          [NR / BB]
     B-5               [5,486,000]       Subordinate WAC          -              -               [WAC (8)]          [NR / B]
     B-6               [3,591,727]       Subordinate WAC          -              -               [WAC (8)]          [NR / NR]
      P                   Notional      Prepay Penalties          -              -                   -                  -
    Total            $[17,356,727]
 Non-Offered
 Total             $ [997,504,727]

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

(1) The Structure is preliminary and subject to change.
(2 The pass-through rate on the Class 1-A-1and Class 1-A-2 Certificates will be a variable rate equal to the Group 1 Net Mortgage Interest Rate (equal to the weighted average net mortgage rate of the Group 1 Mortgage Loans), initially equal to approximately [5.245] %.
(3) The pass-through rate on the Class 2-A-1 and Class 2-A-2 Certificates will be a variable rate equal to the Group 2 Net Mortgage Interest Rate (equal to the weighted average net mortgage rate of the Group 2 Mortgage Loans), initially equal to approximately [5.353] %.
(4) The pass-through rate on the Class 3-A-1 and Class 3-A-2 Certificates will be a variable rate equal to the Group 3 Net Mortgage Interest Rate (equal to the weighted average net mortgage rate of the Group 3 Mortgage Loans), initially equal to approximately [5.747]% .
(5) The pass-through rate on the Class 4-A-1 and Class 4-A-2 Certificates will be a variable rate equal to the Group 4 Net Mortgage Interest Rate (equal to the weighted average net mortgage rate of the Group 4 Mortgage Loans), initially equal to approximately [5.387]%.
(6) The Pass-Through Rates for the Class 5-A-1, Class 5-A-2, Class B-1, Class B-2 and Class B-3 Certificates (the "LIBOR Certificates") will be a floating rate based on One-Month LIBOR plus a specified margin subject to the Net WAC Rate Cap (equal to the weighted average net rate of the Group 5 Mortgage Loans, with respect to the Class 5-A-1 and 5-A-2 certificates, and the Subordinate WAC , with respect to the Class B-4, B-5, and B-6 Certificates). The Class 5-A-1, Class 5-A-2, Class B-1, Class B-2 and Class B-3 Certificates will also be entitled to receive certain cap payments as described under the Cap Contracts section below. If the Optional Call is not exercised on the first possible date, (i) the specified margins on the Class 5-A-1 and Class 5-A-2 Certificates will increase to 2 times the original specified margins and
(ii) the specified margins on the Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5 times the original specified margins.





This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), and is intended for use by the addressee only. Prospective investors are advised to read carefully the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and is urged to fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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INDX Series 2005-AR31
                                               Deutsche Bank [GRAPHIC OMITTED]
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(7) The Class A-X Certificates will be interest-only certificates and will bear interest on a notional balance which will be equal to the sum of its component notional amounts. One component notional amount (A-X-1) will equal the aggregate class certificate balance of the Class 5-A-1 and Class 5-A-2 Certificates. The other component notional amount (A-X-2) will equal the aggregate class certificate balance of the Class B-1, Class B-2, and Class B-3Certificates. The Pass-Through Rate for the Class A-X will be a per annum rate equal to the weighted average (weighted on the basis of the respective component notional amounts of the Class A-X Certificates) of (I) the excess, if any, of the Group 5 Net WAC Rate for the related Distribution Date over the weighted average of the Class 5-A-1 Pass-Through Rate, Class 5-A-2
Pass-Through Rate and (II) the excess, if any, of the Net WAC Rate for the related Distribution Date over the weighted average of the Class B-1 Pass-Through Rate, Class B-2 Pass-Through Rate, and Class B-3 Pass-Through
Rate . The initial Pass-Through Rate for the Class A-X Certificates will be equal to [2.61] %. Investors in the Class A-X Certificates should note that amounts payable to the Class A-X Certificates in respect of interest shall be reduced on any given Distribution Date by the amount of any Net WAC Rate Carryover Amounts allocable to the Class 5-A-1 and Class 5-A-2 Certificates which remain outstanding on such Distribution Date after application of amounts received under their respective Cap Contracts as described herein.
(8) The Pass-Through Rate for the Class B-4, Class B-5 and Class B-6 Certificates will be a variable rate equal to the weighted average Net
Mortgage Interest Rate (equal to the weighted average net mortgage rate of the Mortgage Loans in each Mortgage Loan Group weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the aggregate certificate principal balance of the related Senior Certificates) initially equal to approximately [5.773]%.
(9) The Pricing Speed for the Group 1-4 Seniors is 25% CPB. The Pricing Speed for the Group 5 Seniors, Class B-1, Class B-2 and Class B-3 Certificates is
25% CPR.
(10) The information presented for the Non-offered Certificates is provided solely to assist your understanding of the Offered Certificates.
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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Underwriter(s), and is intended for use by the addressee only. Prospective investors are advised to read carefully the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and is urged to fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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INDX Series 2005-AR31
                                               Deutsche Bank [GRAPHIC OMITTED]
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

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                                                       Transaction Overview
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
Certificates:              / /  The Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1,
                                Class 4-A-2, Class 5-A-1, Class 5-A-2, Class A-X and Class P Certificates (collectively, the
                                "Senior Certificates"), the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6
                                Certificates (the "Subordinate Certificates"). Together, the Senior Certificates and the
                                Subordinate Certificates are referred to herein as the "Certificates." The Class 5-A-1, Class
                                5-A-2, Class B-1, Class B-2 and Class B-3 Certificates are also referred to herein as the LIBOR
                                Certificates.

Pricing Speed:             / /  For the Group 1-4 Seniors, 25% CPB;
                           / /  For the Group 5 Seniors, Class B-1, Class B-2 and Class B-3 Certificates, 25% CPR to Call; and
                           / /  For the Non-Offered Certificates, 25% CPR to Maturity.

LIBOR Certificates:        / /  The Class 5-A-1, Class 5-A-2, Class B-1, Class B-2 and Class B-3 Certificates

Depositor:                 / /  IndyMac Bank, MBS Inc.

Master Servicer:           / /  IndyMac Bank, F.S.B.

Trustee:                   / /  Deutsche Bank National Trust Company

Cut-off Date:              / /  November 1, 2005

Closing Date:              / /  November 29, 2005

Investor Settlement        / /  November 29, 2005 for the LIBOR  Certificates and November 30, 2005 for the Certificates  other
Date:                           than the LIBOR Certificates

Legal Structure:           / /  REMIC

Optional Call:             / /  10% Cleanup Call

Distribution Dates:        / /  25th of each month, or next business day, commencing December 26, 2005

Interest Accrual           / /  The interest accrual period with respect to the LIBOR Certificates and a given Distribution Date
Period:                         will be the period beginning with the previous Distribution Date (or in the case of the first
                                Distribution Date, the Investor Settlement Date) and ending on the day prior to such Distribution
                                Date (calculated on an actual/360 day basis, for the Class 5-A1 and 5-A-2 Certificates and 30/360 basis for the other LIBOR Certificates).
                           / /  The interest accrual period with respect to all the Certificates other than the LIBOR
                                Certificates, and a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (calculated on a 30/360 basis).

Settlement                 / /  The price to be paid for the LIBOR Certificates will not include any accrued interest.
                           / /  The price to be paid for all the Certificates other than the LIBOR Certificates by investors who elect to purchase such Certificates on the Investor Settlement Date will include accrued interest from the Cut-off Date up to, but not including the Investor Settlement Date.

Registration               / /  The Offered Certificates will be made available in book-entry form through DTC.

Federal Tax                / /  It is anticipated that the Senior Certificates and the Class B Certificates will be treated as
Treatment:                      REMIC regular interests for federal tax income purposes.

ERISA:                     / /  The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with legal advisors as to whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue
                                Code or other similar laws.
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





This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), and is intended for use by the addressee only. Prospective investors are advised to read carefully the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and is urged to fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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INDX Series 2005-AR31
                                               Deutsche Bank [GRAPHIC OMITTED]
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

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                                                   Transaction Overview (Cont.)
----------------------------------------------------------------------------------------------------------------------------------
Collateral:                / /  All of the mortgage loans (the "Mortgage Loans") are secured by first liens.

                           / /  The Group 1 Mortgage Loans will consist of conforming and non-conforming balance, adjustable rate
                                Six-Month LIBOR and One-Year LIBOR indexed mortgage loans with initial rate adjustments occurring three years after the date of origination ("3 Year Hybrid ARMs") with an expected principal balance of approximately $[104,181,832] as of the Cut-Off Date. Approximately [88.21]% of the
                                Group 1 Mortgage Loans (by aggregate principal balance of the Group 1 Mortgage Loans as of the
                                Cut-off Date) allow for payments of interest only for a three year or ten year fixed term set forth in the related mortgage note. After such interest only period, each such Group 1 Mortgage
                                Loan will fully amortize over its remaining term. The remaining approximately [11.79]% of the
                                Group 1 Mortgage Loans by aggregate principal balance as of the Cut-off Date fully amortize over their original term (generally 30 years).

                           / /  The Group 2 Mortgage Loans will consist of conforming balance, adjustable rate Six-Month LIBOR and
                                One-Year LIBOR indexed mortgage loans with initial rate adjustments occurring five years after the date of origination ("5 Year Conforming Hybrid ARMs") with an expected principal balance of approximately $[267,909,693] as of the Cut-Off Date. Approximately [87.03]% of the Group 2
                                Mortgage Loans (by aggregate principal balance of the Group 2 Mortgage Loans as of the Cut-off
                                Date) allow for payments of interest only for a five year or ten year fixed term set forth in the related mortgage note. After such interest only period, each such Group 2 Mortgage Loan will fully amortize over its remaining term. The remaining approximately [12.97]% of the Group 2 Mortgage
                                Loans by aggregate principal balance as of the Cut-off Date fully amortize over their original term (generally 30 years).

                           / /  The Group 3 Mortgage Loans will consist of non-conforming balance, adjustable rate Six-Month LIBOR and One-Year LIBOR indexed mortgage loans with initial rate adjustments occurring five years after the date of origination ("5 Year Non-Conforming Hybrid ARMs") with an expected principal balance of approximately $[175,258,056] as of the Cut-Off Date. Approximately [88.30]% of the Group 3
                                Mortgage Loans (by aggregate principal balance of the Group 3 Mortgage Loans as of the Cut-off
                                Date) allow for payments of interest only for a five year or ten year fixed term set forth in the related mortgage note. After such interest only period, each such Group 3 Mortgage Loan will fully amortize over its remaining term. The remaining approximately [11.70]% of the Group 3 Mortgage
                                Loans by aggregate principal balance as of the Cut-off Date fully amortize over their original term (generally 30 years).

                           / /  The Group 4 Mortgage Loans will consist of conforming and non-conforming balance, adjustable rate
                                Six-Month LIBOR and One-Year LIBOR indexed mortgage loans with initial rate adjustments occurring seven years after the date of origination ("7 Year Hybrid ARMs") with an expected principal balance of approximately $[114,702,930] as of the Cut-Off Date. Approximately [88.32]% of the
                                Group 4 Mortgage Loans (by aggregate principal balance of the Group 4 Mortgage Loans as of the
                                Cut-off Date) allow for payments of interest only for a seven year or ten year fixed term set forth in the related mortgage note. After such interest only period, each such Group 4 Mortgage
                                Loan will fully amortize over its remaining term. The remaining approximately [12.68]% of the
                                Group 4 Mortgage Loans by aggregate principal balance as of the Cut-off Date fully amortize over their original term (generally 30 years).

                           / /  The Group 5 Mortgage Loans will consist of conforming and non-conforming balance, adjustable rate
                                Six-Month LIBOR and One-Year LIBOR indexed mortgage loans with initial rate adjustments occurring three, five, or seven years after the date of origination ("Hybrid ARMs") with an expected principal balance of approximately $[335,452,216] as of the Cut-Off Date. Approximately [90.50]%
                                of the Group 5 Mortgage Loans (by aggregate principal balance of the Group 5 Mortgage Loans as of the Cut-off Date) allow for payments of interest only for a three year, five year, seven year or ten year fixed term set forth in the related mortgage note. After such interest only period, each such Group 5 Mortgage Loan will fully amortize over its remaining term. The remaining approximately [9.50]% of the Group 5 Mortgage Loans by aggregate principal balance as of the
                                Cut-off Date fully amortize over their original term (generally 30 years).
----------------------------------------------------------------------------------------------------------------------------------






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), and is intended for use by the addressee only. Prospective investors are advised to read carefully the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and is urged to fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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INDX Series 2005-AR31
                                               Deutsche Bank [GRAPHIC OMITTED]
------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                   Transaction Overview (Cont.)
----------------------------------------------------------------------------------------------------------------------------------
Cashflow Description:      / /  Distributions on the Certificates will be made on the 25th day of each month (or the next business day). The payments to the Senior Certificates, to the extent of the available funds from the related Mortgage Loan group will be made according to the following priority:

                           Group 1 Available Funds:
                                1. Concurrently, payment of interest to the Class 1-A-1 and Class 1-A-2 Certificates at a per
                                   annum rate equal to its Pass-Through Rate
                                2. Payment of principal to the Class 1-A-1 and Class 1-A-2 Certificates in an amount equal to the
                                   Senior Principal Distribution Amount with respect to the Group 1 Mortgage Loans until the certificate principal balance of such class has been reduced to zero.

                           Group 2 Available Funds:
                                1. Concurrently, payment of interest to the Class 2-A-1 and 2-A-2 Certificates pro rata according to their principal balance at a per annum rate equal their Pass-Through Rate.
                                2. Payment of principal to the Class 2-A-1 and Class 2-A-2 Certificates pro rata according to their principal balance in an amount equal to the Senior Principal Distribution Amount with respect to the Group 2 Mortgage Loans until the certificate principal balance of each class has been reduced to zero.

                           Group 3 Available Funds:
                                1. Concurrently, payment of interest to the Class 3-A-1 and Class 3-A-2 Certificates pro rata at a per annum rate equal to its Pass-Through Rate.
                                2. Payment of principal to the Class 3-A-1 and Class 3-A-2 Certificates in an amount equal to the
                                   Senior Principal Distribution Amount with respect to the Group 3 Mortgage Loans until the certificate principal balance of such class has been reduced to zero.

                           Group 4 Available Funds:
                                1. Concurrently, payment of interest to the Class 4-A-1 and Class 4-A-2 Certificates pro rata at a per annum rate equal to its Pass-Through Rate.
                                2. Payment of principal to the Class 4-A-1 and Class 4-A-2 Certificates in an amount equal to the
                                   Senior Principal Distribution Amount with respect to the Group 4 Mortgage Loans until the certificate principal balance of such class has been reduced to zero.

                           Group 5 Available Funds:
                                1. Concurrently, to the Class 5-A-1, Class 5-A-2 and Class A-X Certificates (in respect of the
                                   Class A-X-1 component), interest at a rate equal to their respective Pass-Through Rates and unpaid interest shortfalls (as described herein), on a pro rata basis; provided, however, that any interest distributable to the Class A-X Certificates will instead be deposited in its
                                   Carryover Shortfall Reserve Fund.
                                2. Payment of principal to the Class 5-A-1 and Class 5-A-2 Certificates in an amount equal to the
                                   Senior Principal Distribution Amount with respect to the Group 5 Mortgage Loans until the certificate principal balance of such class has been reduced to zero.

                           Any Remaining Available Funds from all Loan Groups:
                                1. Payment to the Class A-X Certificates (in respect of the Class A-X-2 Component) interest at a rate equal to its Pass-Through Rate and unpaid interest shortfalls, provided, however, that any interest distributable to the Class A-X Certificates will instead be deposited in its Carryover
                                   Shortfall Reserve Fund.
                                2. Payments of interest sequentially to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5
                                   and Class B-6 Certificates, in that order, so that each such Class shall receive interest calculated at a per annum rate equal to their respective Pass-Through Rates multiplied by their respective certificate principal balances; and
                                3. Payments of principal, sequentially, to the Subordinate Certificates, in order of their
----------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), and is intended for use by the addressee only. Prospective investors are advised to read carefully the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and is urged to fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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INDX Series 2005-AR31
                                               Deutsche Bank [GRAPHIC OMITTED]
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                   Transaction Overview (Cont.)
----------------------------------------------------------------------------------------------------------------------------------
                                   numerical class designation, so that each such Class shall receive such class' allocable share of the Subordinate Principal Distribution Amount.

                           Carryover Shortfall Reserve Fund:
                           Funds on deposit in the Carryover Shortfalls Reserve Fund will be distributed in the following order:
                                1. Concurrently to the Class 5-A-1 and Class 5-A-2 Certificates, on a pro rata basis, up to an amount equal to the Net WAC Carryover Amounts allocable to each Certificate.
                                2. To the Class A-X Certificates.

----------------------------------------------------------------------------------------------------------------------------------







This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), and is intended for use by the addressee only. Prospective investors are advised to read carefully the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and is urged to fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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INDX Series 2005-AR31
                                               Deutsche Bank [GRAPHIC OMITTED]
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                   Transaction Overview (Cont.)
----------------------------------------------------------------------------------------------------------------------------------
Credit Enhancement:        / /  Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure. Subordination is expected to be [6.32]% +/- 1.00% with respect to the Senior
                                Certificates.

Advances:                  / /  The Master Servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the Master Servicer believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Compensating               / /  On each Distribution Date, the Master Servicer is required to cover certain interest shortfalls as
Interest:                       a result of certain prepayments as more fully described in the prospectus supplement.

Senior Principal           / /  The Senior Principal Distribution Amount is an amount generally equal to the sum of (i) the Senior
Distribution Amount:            Percentage of the principal portion of scheduled payments on the Mortgage Loans and (ii) the
                                Senior Prepayment Percentage of prepayments and net liquidation proceeds in respect of the
                                Mortgage Loans.
                           / /  The "Senior Percentage" for a loan group is the percentage equivalent of a fraction; the numerator of which is the aggregate Class Certificate Balance of the related Senior Certificates and the denominator of which is the aggregate principal balance of the mortgage loans in that group.

Subordinated Principal     / /  The Subordinated Principal Distribution Amount is an amount generally equal to the sum of (i) the
Distribution Amount:            Subordinated Percentage of the principal portion of scheduled payments on the Mortgage Loans and
                                (ii) the Subordinated Prepayment Percentage of prepayments and net liquidation proceeds in respect of the Mortgage Loans.
                           / /  The "Subordinated Percentage" is equal to the difference between 100% and the Senior Percentage.
                                The "Subordinated Prepayment Percentage" is equal to the difference between 100% and the Senior
                                Prepayment Percentage.

Shifting Interest:         / /  The Senior Certificates will be entitled to receive 100% of the prepayments on the Mortgage Loans on any Distribution Date during the first seven years beginning on the first Distribution Date.
                                Thereafter, the Senior Prepayment Percentage is defined as the Senior Percentage plus 70%, 60%,
                                40%, 20% and 0% of the Subordinated Percentage over the next five years provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the preceding 6 month period, as a percentage of the aggregate Class Certificate Balance of the Subordinated
                                Certificates immediately prior to that Distribution Date does not equal or exceed 50% and (ii)
                                cumulative realized losses incurred on the Mortgage Loans do not exceed 30%, 35%, 40%, 45% or 50%
                                of the aggregate Class Certificate Balance of the Subordinated Certificates as of the closing date for each test date.

                           / /  Notwithstanding the foregoing, if after three years the current Subordinated Percentage is equal to two times the initial Aggregate Subordinated Percentage and (i) the principal balance of
                                Mortgage Loans 60 days or more delinquent, averaged over the preceding 6 month period, as a percentage of the aggregate Class Certificate Balance of the Subordinated Certificates immediately prior to that Distribution Date does not equal or exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed (a) on or prior to November 2008, 20% or (b) after November
                                2008, 30%, then the Senior Prepayment Percentage will equal the Senior Percentage.

                           / /  If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then the Senior Prepayment Percentage equals the Senior Percentage plus 50% of the
                                Subordinated Percentage.







This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), and is intended for use by the addressee only. Prospective investors are advised to read carefully the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and is urged to fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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INDX Series 2005-AR31
                                               Deutsche Bank [GRAPHIC OMITTED]
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                   Transaction Overview (Cont.)
----------------------------------------------------------------------------------------------------------------------------------
Net WAC Shortfall:         / /  Because each Mortgage Loan has a mortgage rate that is initially fixed and then adjustable, and the rates on the Mortgage Loans will adjust based on Six-Month LIBOR and One-Year LIBOR after an initial period of three, five and seven years following the date of origination, and the
                                Pass-Through Rates on the Offered Certificates are based on one-month LIBOR, the application of the Net WAC Rate could result in shortfalls of interest otherwise payable on those Certificates in certain periods. This may also occur if Six-Month LIBOR, One-Year LIBOR, and One-Month LIBOR rise quickly since the Mortgage Loan adjustments are constrained by certain interim caps.

                           / /  To mitigate the effect of such basis risk shortfalls, the LIBOR Certificates each will benefit from an interest rate cap. The notional schedules for each such interest rate cap are available below.

Net WAC Carryover          / /  The Net WAC Carryover Amount for any Distribution Date and any Class of LIBOR Certificates is the
Amount:                         excess of (i) the amount of interest such class would have accrued for such Distribution Date had the applicable Pass-Through Rate not been subject to the Net WAC Rate, over (ii) the amount of interest such class of Certificates accrued for such Distribution Date based on the Net WAC Rate, together with the unpaid portion of any such amounts from prior Distribution Dates (and accrued interest thereon at the then applicable Certificate Rate, without giving effect to the Net WAC
                                Rate). The ratings on each Class of Offered Certificates do not address the likelihood of the payment of any Net WAC Carryover Amount.

Cap Contract:              / /  The Class 5-A-1 and Class 5-A-2, will have the benefit of a single interest rate cap contract. The
                                Class B-1, Class B-2, and Class B-3 Certificates will each have the benefit of a separate interest rate cap contract. Each cap contract will function as follows:

                           / /  With respect to each Distribution Date beginning with [January] 2006 Distribution Date to and including the [October] 2010 Distribution Date, the amount payable by the Cap Contract
                                Counterparty on each Cap Contract will equal the product of (i) the excess (if any) of (x) the lesser of (A) One-Month LIBOR (as determined by the Cap Contract Counterparty) and (B) the respective Cap Ceiling for such Distribution Date over (y) the respective Cap Strike for such
                                Distribution Date, (ii) the lesser of (x) the respective Class Cap Contract Notional Balance for such Distribution Date, and (y) the Class Certificate Balance of the respective Certificates immediately prior to that Distribution Date, and (iii) (x) the number of days in the related interest accrual period divided by (y) 360.

Allocation of Losses:      / /  Realized Losses on the Mortgage Loans will be allocated first, to the Class B-6 Certificates until reduced to zero, second, to the Class B-5 Certificates until reduced to zero, third, to the Class
                                B-4 Certificates until reduced to zero, fourth, to the Class B-3 Certificates until reduced to zero, fifth, to the Class B-2 Certificates until reduced to zero and sixth, to the Class B-1
                                Certificates until reduced to zero.

                           / /  Thereafter,
                                Realized Losses on the Group 1 Mortgage Loans will be allocated first to the Class 1-A-2
                                Certificates until reduced to zero and then to the Class 1-A-1 Certificates; and
                                Realized Losses on the Group 2 Mortgage Loans will be allocated first to the Class 2-A-2
                                Certificates until reduced to zero and then to the Class 2-A-1 Certificates; and
                                Realized Losses on the Group 3 Mortgage Loans will be allocated first to the Class 3-A-2
                                Certificates until reduced to zero and then to the Class 3-A-1 Certificates; and
                                Realized Losses on the Group 4 Mortgage Loans will be allocated first to the Class 4-A-2
                                Certificates until reduced to zero and then to the Class 4-A-1 Certificates; and
                                Realized Losses on the Group 5 Mortgage Loans will be allocated first to the Class 5-A-2
                                Certificates until reduced to zero and then to the Class 5-A-1 Certificates..

                           / /  Excess Losses on the Mortgage Loans (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated, pro rata, to the Certificates.





This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), and is intended for use by the addressee only. Prospective investors are advised to read carefully the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and is urged to fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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INDX Series 2005-AR31
                                               Deutsche Bank [GRAPHIC OMITTED]
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                   Transaction Overview (Cont.)
----------------------------------------------------------------------------------------------------------------------------------
Excess Losses:             / /  Excess losses include special hazard losses incurred on the Mortgage Loans in excess of the special hazard loss coverage amount, fraud losses incurred on the Mortgage Loans in excess of the fraud loss coverage amount and bankruptcy losses incurred on the Mortgage Loans in excess of the bankruptcy loss coverage amount.







This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), and is intended for use by the addressee only. Prospective investors are advised to read carefully the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and is urged to fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
INDX Series 2005-AR31
                                               Deutsche Bank [GRAPHIC OMITTED]
------------------------------------------------------------------------------


                      Preliminary Class 5-A Cap Schedule*
------------------------------------------------------------------------------
           Distribution       Notional Amount       Cap Strike   Cap Ceiling
 Period        Date                ($)                  (%)          (%)
------------------------------------------------------------------------------
    1        25-Jan-06        307,351,402.39        5.880750134     9.78
    2        25-Feb-06        300,592,687.03        5.880754407     9.78
    3        25-Mar-06        293,972,940.24         6.53441142     9.78
    4        25-Apr-06        287,489,308.20        5.880763021     9.78
    5        25-May-06        281,138,995.65        6.084126275     9.78
    6        25-Jun-06        274,919,264.68        5.880771728     9.78
    7        25-Jul-06        268,827,433.61        6.084135321     9.78
    8        25-Aug-06        262,860,875.81        5.880780529     9.78
    9        25-Sep-06        257,017,018.53        5.880784965     9.78
   10        25-Oct-06        251,293,341.88        6.084149073     9.78
   11        25-Nov-06        245,687,377.65        5.880793909     9.78
   12        25-Dec-06        240,196,708.33        6.084158365     9.78
   13        25-Jan-07        234,818,966.03         5.88080295     9.78
   14        25-Feb-07        229,551,831.46        5.880807507     9.78
   15        25-Mar-07        224,393,032.94        6.534470526     9.78
   16        25-Apr-07        219,340,345.44        5.880816694     9.78
   17        25-May-07        214,391,589.57        6.084182036     9.78
   18        25-Jun-07        209,544,630.74        5.880825981     9.78
   19        25-Jul-07        204,797,378.12        6.084191684     9.78
   20        25-Aug-07        200,147,783.85        5.880835368     9.78
   21        25-Sep-07        195,593,842.08          5.8808401     9.78
   22        25-Oct-07        191,133,588.15        6.084206352     9.78
   23        25-Nov-07        186,765,097.75         5.88084964     9.78
   24        25-Dec-07        182,486,486.06        6.084216264     9.78
   25        25-Jan-08        178,295,906.94        5.880859283     9.78
   26        25-Feb-08        174,191,552.20        5.880864144     9.78
   27        25-Mar-08        170,171,650.73        6.301618619     9.78
   28        25-Apr-08        166,234,467.79        5.880873944     9.78
   29        25-May-08        162,378,304.30        6.084241513     9.78
   30        25-Jun-08        158,601,495.99         5.88088385     9.78
   31        25-Jul-08        154,902,412.82        6.084251805     9.78
   32        25-Aug-08        151,279,458.19        5.880893864     9.78
   33        25-Sep-08        147,731,068.31        5.880898912     9.78
   34        25-Oct-08        144,255,711.47        6.084267452     9.78
   35        25-Nov-08        141,068,388.24        5.880909088     9.78
   36        25-Dec-08        137,948,865.01        6.725167359     9.78
   37        25-Jan-09        135,097,728.23        6.500934456     9.78
   38        25-Feb-09        132,305,347.50        6.500737281     9.78
   39        25-Mar-09        129,570,514.23        7.220595818     9.78
   40        25-Apr-09        126,892,044.67        6.500337069     9.78
   41        25-May-09        124,268,779.39        6.724138461     9.78
   42        25-Jun-09        121,699,582.76         6.59499341     9.78
   43        25-Jul-09        119,184,282.71        6.821952735     9.78
   44        25-Aug-09        116,720,815.64        6.594590381     9.78
   45        25-Sep-09        114,308,115.43        6.594385624     9.78
   46        25-Oct-09        111,945,137.85        6.821317964     9.78
   47        25-Nov-09        109,630,860.11        6.593969511     9.78
   48        25-Dec-09        107,364,280.44        7.032004378     9.78
   49        25-Jan-10        105,146,441.69        6.797845056     9.78
------------------------------------------------------------------------------


------------------------------------------------------------------------------
           Distribution       Notional Amount       Cap Strike   Cap Ceiling
 Period        Date                ($)                  (%)          (%)
------------------------------------------------------------------------------
   50        25-Feb-10        102,974,284.16        6.797618688     9.78
   51        25-Mar-10        100,846,868.60        7.549252791     9.78
   52        25-Apr-10         98,763,275.05        6.797157815     9.78
   53        25-May-10         96,722,602.45        7.030820693     9.78
   54        25-Jun-10         94,723,968.24        6.813285331     9.78
   55        25-Jul-10         92,766,525.52        7.047482843     9.78
   56        25-Aug-10         90,849,409.48        6.812807655     9.78
   57        25-Sep-10         88,971,790.82        6.812564527     9.78
   58        25-Oct-10         87,132,857.33        7.046729111     9.78
   59         0-Jan-00         85,331,813.44        6.812069527     9.78


















------------------------------------------------------------------------------
* Preliminary Cap Schedule is based on Preliminary Collateral and WAC amounts at the pricing speed. The Final Cap Schedule will be based on the final Collateral and WAC amounts at the pricing speed. The Preliminary Cap Schedule is indicative and subject to change.






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), and is intended for use by the addressee only. Prospective investors are advised to read carefully the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and is urged to fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
INDX Series 2005-AR31
                                               Deutsche Bank [GRAPHIC OMITTED]
------------------------------------------------------------------------------


                      Preliminary Class B-1 Cap Schedule*
------------------------------------------------------------------------------
           Distribution       Notional Amount       Cap Strike   Cap Ceiling
 Period        Date                ($)                  (%)          (%)
------------------------------------------------------------------------------
    1        25-Jan-06         21,641,498.47        5.084827399     9.35
    2        25-Feb-06         21,638,984.57         5.08484794     9.35
    3        25-Mar-06         21,636,458.25        5.084868568     9.35
    4        25-Apr-06         21,633,919.43        5.084889285     9.35
    5        25-May-06         21,631,368.06        5.084910091     9.35
    6        25-Jun-06         21,628,804.07        5.084930986     9.35
    7        25-Jul-06         21,626,227.41         5.08495197     9.35
    8        25-Aug-06         21,623,638.01        5.084973044     9.35
    9        25-Sep-06         21,621,035.80        5.084994209     9.35
   10        25-Oct-06         21,618,420.72        5.085015464     9.35
   11        25-Nov-06         21,615,792.71         5.08503681     9.35
   12        25-Dec-06         21,613,151.70        5.085058247     9.35
   13        25-Jan-07         21,610,497.64        5.085079777     9.35
   14        25-Feb-07         21,607,830.44        5.085101398     9.35
   15        25-Mar-07         21,605,150.06        5.085123113     9.35
   16        25-Apr-07         21,602,456.42         5.08514492     9.35
   17        25-May-07         21,599,749.45        5.085166821     9.35
   18        25-Jun-07         21,597,029.10        5.085188815     9.35
   19        25-Jul-07         21,594,295.29        5.085210904     9.35
   20        25-Aug-07         21,591,547.96        5.085233088     9.35
   21        25-Sep-07         21,588,787.03        5.085255367     9.35
   22        25-Oct-07         21,586,012.46        5.085277741     9.35
   23        25-Nov-07         21,583,224.15        5.085300211     9.35
   24        25-Dec-07         21,580,422.05        5.085322778     9.35
   25        25-Jan-08         21,577,606.09        5.085345441     9.35
   26        25-Feb-08         21,574,776.20        5.085368202     9.35
   27        25-Mar-08         21,571,932.31         5.08539106     9.35
   28        25-Apr-08         21,569,074.35        5.085414016     9.35
   29        25-May-08         21,566,202.25        5.085437071     9.35
   30        25-Jun-08         21,563,315.93        5.085460225     9.35
   31        25-Jul-08         21,560,415.34        5.085483478     9.35
   32        25-Aug-08         21,557,500.39        5.085506831     9.35
   33        25-Sep-08         21,554,571.02        5.085530284     9.35
   34        25-Oct-08         21,551,627.16        5.085553838     9.35
   35        25-Nov-08         21,327,878.54        5.085577493     9.35
   36        25-Dec-08         21,106,438.14        5.613983769     9.35
   37        25-Jan-09         20,669,345.94        5.613815256     9.35
   38        25-Feb-09         20,241,276.83        5.613645094     9.35
   39        25-Mar-09         19,822,044.96        5.613473267     9.35
   40        25-Apr-09         19,411,468.27        5.613299758     9.35
   41        25-May-09         19,009,368.47        5.613124552     9.35
   42        25-Jun-09         18,615,570.92        5.685428494     9.35
   43        25-Jul-09         18,230,027.62        5.685251845     9.35
   44        25-Aug-09         17,852,443.43        5.685073344     9.35
   45        25-Sep-09         17,482,654.40        5.684892974     9.35
   46        25-Oct-09         17,120,499.94        5.684710715     9.35
   47        25-Nov-09         16,765,822.79        5.684526549     9.35
   48        25-Dec-09         16,418,468.90        5.915990164     9.35
   49        25-Jan-10         16,078,697.74        5.915783582     9.35
------------------------------------------------------------------------------


------------------------------------------------------------------------------
           Distribution       Notional Amount       Cap Strike   Cap Ceiling
 Period        Date                ($)                  (%)          (%)
------------------------------------------------------------------------------
   50        25-Feb-10         15,745,935.76        5.915574472     9.35
   51        25-Mar-10         15,420,038.66        5.915362807     9.35
   52        25-Apr-10         15,100,865.12        5.915148559     9.35
   53        25-May-10         14,788,276.70          5.9149317     9.35
   54        25-Jun-10         14,482,137.83        5.940306761     9.35
   55        25-Jul-10         14,182,336.76        5.940087419     9.35
   56        25-Aug-10         13,888,721.60        5.939865367     9.35
   57        25-Sep-10         13,601,165.00        5.939640575     9.35
   58        25-Oct-10         13,319,542.19        5.939413013     9.35
   59         0-Jan-00         13,043,730.99         5.93918265     9.35


















------------------------------------------------------------------------------
* Preliminary Cap Schedule is based on Preliminary Collateral and WAC amounts at the pricing speed. The Final Cap Schedule will be based on the final Collateral and WAC amounts at the pricing speed. The Preliminary Cap Schedule is indicative and subject to change.






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), and is intended for use by the addressee only. Prospective investors are advised to read carefully the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and is urged to fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
INDX Series 2005-AR31
                                               Deutsche Bank [GRAPHIC OMITTED]
------------------------------------------------------------------------------


                      Preliminary Class B-1 Cap Schedule*
------------------------------------------------------------------------------
           Distribution       Notional Amount       Cap Strike   Cap Ceiling
 Period        Date                ($)                  (%)          (%)
------------------------------------------------------------------------------
    1        25-Jan-06         15,260,236.08        4.784827399     9.05
    2        25-Feb-06         15,258,463.43         4.78484794     9.05
    3        25-Mar-06         15,256,682.03        4.784868568     9.05
    4        25-Apr-06         15,254,891.81        4.784889285     9.05
    5        25-May-06         15,253,092.74        4.784910091     9.05
    6        25-Jun-06         15,251,284.78        4.784930986     9.05
    7        25-Jul-06         15,249,467.88         4.78495197     9.05
    8        25-Aug-06         15,247,641.99        4.784973044     9.05
    9        25-Sep-06         15,245,807.07        4.784994209     9.05
   10        25-Oct-06         15,243,963.08        4.785015464     9.05
   11        25-Nov-06         15,242,109.98         4.78503681     9.05
   12        25-Dec-06         15,240,247.70        4.785058247     9.05
   13        25-Jan-07         15,238,376.22        4.785079777     9.05
   14        25-Feb-07         15,236,495.48        4.785101398     9.05
   15        25-Mar-07         15,234,605.44        4.785123113     9.05
   16        25-Apr-07         15,232,706.05         4.78514492     9.05
   17        25-May-07         15,230,797.27        4.785166821     9.05
   18        25-Jun-07         15,228,879.05        4.785188815     9.05
   19        25-Jul-07         15,226,951.33        4.785210904     9.05
   20        25-Aug-07         15,225,014.09        4.785233088     9.05
   21        25-Sep-07         15,223,067.26        4.785255367     9.05
   22        25-Oct-07         15,221,110.80        4.785277741     9.05
   23        25-Nov-07         15,219,144.66        4.785300211     9.05
   24        25-Dec-07         15,217,168.79        4.785322778     9.05
   25        25-Jan-08         15,215,183.15        4.785345441     9.05
   26        25-Feb-08         15,213,187.69        4.785368202     9.05
   27        25-Mar-08         15,211,182.36         4.78539106     9.05
   28        25-Apr-08         15,209,167.10        4.785414016     9.05
   29        25-May-08         15,207,141.87        4.785437071     9.05
   30        25-Jun-08         15,205,106.62        4.785460225     9.05
   31        25-Jul-08         15,203,061.31        4.785483478     9.05
   32        25-Aug-08         15,201,005.87        4.785506831     9.05
   33        25-Sep-08         15,198,940.26        4.785530284     9.05
   34        25-Oct-08         15,196,864.43        4.785553838     9.05
   35        25-Nov-08         15,039,090.85        4.785577493     9.05
   36        25-Dec-08         14,882,944.88        5.313983769     9.05
   37        25-Jan-09         14,574,734.69        5.313815256     9.05
   38        25-Feb-09         14,272,887.04        5.313645094     9.05
   39        25-Mar-09         13,977,270.84        5.313473267     9.05
   40        25-Apr-09         13,687,757.75        5.313299758     9.05
   41        25-May-09         13,404,222.03        5.313124552     9.05
   42        25-Jun-09         13,126,540.54        5.385428494     9.05
   43        25-Jul-09         12,854,679.43        5.385251845     9.05
   44        25-Aug-09         12,588,430.59        5.385073344     9.05
   45        25-Sep-09         12,327,678.41        5.384892974     9.05
   46        25-Oct-09         12,072,309.65        5.384710715     9.05
   47        25-Nov-09         11,822,213.43        5.384526549     9.05
   48        25-Dec-09         11,577,281.11        5.615990164     9.05
   49        25-Jan-10         11,337,695.66        5.615783582     9.05
------------------------------------------------------------------------------


------------------------------------------------------------------------------
           Distribution       Notional Amount       Cap Strike   Cap Ceiling
 Period        Date                ($)                  (%)          (%)
------------------------------------------------------------------------------
   50        25-Feb-10         11,103,052.65        5.615574472     9.05
   51        25-Mar-10         10,873,250.33        5.615362807     9.05
   52        25-Apr-10         10,648,189.03        5.615148559     9.05
   53        25-May-10         10,427,771.16          5.6149317     9.05
   54        25-Jun-10         10,211,901.10        5.640306761     9.05
   55        25-Jul-10         10,000,500.07        5.640087419     9.05
   56        25-Aug-10          9,793,460.96        5.639865367     9.05
   57        25-Sep-10          9,590,693.96        5.639640575     9.05
   58        25-Oct-10          9,392,111.11        5.639413013     9.05
   59         0-Jan-00          9,197,626.24         5.63918265     9.05


















------------------------------------------------------------------------------
* Preliminary Cap Schedule is based on Preliminary Collateral and WAC amounts at the pricing speed. The Final Cap Schedule will be based on the final Collateral and WAC amounts at the pricing speed. The Preliminary Cap Schedule is indicative and subject to change.






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), and is intended for use by the addressee only. Prospective investors are advised to read carefully the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and is urged to fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
INDX Series 2005-AR31
                                               Deutsche Bank [GRAPHIC OMITTED]
------------------------------------------------------------------------------


                      Preliminary Class B-3 Cap Schedule*
------------------------------------------------------------------------------
           Distribution       Notional Amount       Cap Strike   Cap Ceiling
 Period        Date                ($)                  (%)          (%)
------------------------------------------------------------------------------
    1        25-Jan-06          8,776,985.47        4.234827399      8.5
    2        25-Feb-06          8,775,965.93         4.23484794      8.5
    3        25-Mar-06          8,774,941.35        4.234868568      8.5
    4        25-Apr-06          8,773,911.70        4.234889285      8.5
    5        25-May-06          8,772,876.96        4.234910091      8.5
    6        25-Jun-06          8,771,837.10        4.234930986      8.5
    7        25-Jul-06          8,770,792.10         4.23495197      8.5
    8        25-Aug-06          8,769,741.93        4.234973044      8.5
    9        25-Sep-06          8,768,686.57        4.234994209      8.5
   10        25-Oct-06          8,767,626.00        4.235015464      8.5
   11        25-Nov-06          8,766,560.17         4.23503681      8.5
   12        25-Dec-06          8,765,489.08        4.235058247      8.5
   13        25-Jan-07          8,764,412.69        4.235079777      8.5
   14        25-Feb-07          8,763,330.97        4.235101398      8.5
   15        25-Mar-07          8,762,243.91        4.235123113      8.5
   16        25-Apr-07          8,761,151.47         4.23514492      8.5
   17        25-May-07          8,760,053.63        4.235166821      8.5
   18        25-Jun-07          8,758,950.35        4.235188815      8.5
   19        25-Jul-07          8,757,841.62        4.235210904      8.5
   20        25-Aug-07          8,756,727.41        4.235233088      8.5
   21        25-Sep-07          8,755,607.68        4.235255367      8.5
   22        25-Oct-07          8,754,482.41        4.235277741      8.5
   23        25-Nov-07          8,753,351.58        4.235300211      8.5
   24        25-Dec-07          8,752,215.15        4.235322778      8.5
   25        25-Jan-08          8,751,073.10        4.235345441      8.5
   26        25-Feb-08          8,749,925.41        4.235368202      8.5
   27        25-Mar-08          8,748,772.03         4.23539106      8.5
   28        25-Apr-08          8,747,612.95        4.235414016      8.5
   29        25-May-08          8,746,448.13        4.235437071      8.5
   30        25-Jun-08          8,745,277.55        4.235460225      8.5
   31        25-Jul-08          8,744,101.18        4.235483478      8.5
   32        25-Aug-08          8,742,918.98        4.235506831      8.5
   33        25-Sep-08          8,741,730.94        4.235530284      8.5
   34        25-Oct-08          8,740,537.02        4.235553838      8.5
   35        25-Nov-08          8,649,792.92        4.235577493      8.5
   36        25-Dec-08          8,559,984.94        4.763983769      8.5
   37        25-Jan-09          8,382,716.63        4.763815256      8.5
   38        25-Feb-09          8,209,107.74        4.763645094      8.5
   39        25-Mar-09          8,039,082.92        4.763473267      8.5
   40        25-Apr-09          7,872,568.31        4.763299758      8.5
   41        25-May-09          7,709,491.61        4.763124552      8.5
   42        25-Jun-09          7,549,782.00        4.835428494      8.5
   43        25-Jul-09          7,393,420.00        4.835251845      8.5
   44        25-Aug-09          7,240,285.92        4.835073344      8.5
   45        25-Sep-09          7,090,313.27        4.834892974      8.5
   46        25-Oct-09          6,943,436.91        4.834710715      8.5
   47        25-Nov-09          6,799,593.07        4.834526549      8.5
   48        25-Dec-09          6,658,719.28        5.065990164      8.5
   49        25-Jan-10          6,520,920.75        5.065783582      8.5
------------------------------------------------------------------------------


------------------------------------------------------------------------------
           Distribution       Notional Amount       Cap Strike   Cap Ceiling
 Period        Date                ($)                  (%)          (%)
------------------------------------------------------------------------------
   50        25-Feb-10          6,385,964.89        5.065574472      8.5
   51        25-Mar-10          6,253,793.17        5.065362807      8.5
   52        25-Apr-10          6,124,348.27        5.065148559      8.5
   53        25-May-10          5,997,574.06          5.0649317      8.5
   54        25-Jun-10          5,873,415.54        5.090306761      8.5
   55        25-Jul-10          5,751,827.39        5.090087419      8.5
   56        25-Aug-10          5,632,748.02        5.089865367      8.5
   57        25-Sep-10          5,516,125.78        5.089640575      8.5
   58        25-Oct-10          5,401,910.06        5.089413013      8.5
   59         0-Jan-00          5,290,051.31         5.08918265      8.5


















------------------------------------------------------------------------------
* Preliminary Cap Schedule is based on Preliminary Collateral and WAC amounts at the pricing speed. The Final Cap Schedule will be based on the final Collateral and WAC amounts at the pricing speed. The Preliminary Cap Schedule is indicative and subject to change.






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), and is intended for use by the addressee only. Prospective investors are advised to read carefully the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and is urged to fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
INDX Series 2005-AR31
                                               Deutsche Bank [GRAPHIC OMITTED]
------------------------------------------------------------------------------


                    FOR ADDITIONAL INFORMATION PLEASE CALL:
                    ---------------------------------------

------------------------------------------------------------------------------
                           Deutsche Bank Securities
------------------------------------------------------------------------------

    MBS Trading
    -----------
    Adam Yarnold                                   212-250-2669
    Kumarjit Bhattacharyya                         212-250-2669

    MBS Banking
    -----------
    Susan Valenti                                  212-250-3455
    Randal Johnson                                 212-250-1245
    Anjali Mecklai                                 212-250-4214

    MBS Analytics
    -------------
    Steve Lumer                                    212-250-0115
    Kathie Peng                                    212-250-7259
------------------------------------------------------------------------------






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), and is intended for use by the addressee only. Prospective investors are advised to read carefully the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and is urged to fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.